Exhibit 10.17

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

AMENDMENT No. 1 TO
MASTER OEM PURCHASE AND SALE AGREEMENT

THIS Amendment No. 1 to the Master OEM Purchase and Sale Agreement between GENBAND US LLC, a Delaware limited liability company (“GENBAND LLC”) and GENBAND Ireland Ltd., a company organized under the laws of the Republic of Ireland (GENBAND Ireland, and collectively with GENBAND LLC, “GENBAND”), and Procera Networks, Inc., a Nevada corporation acting on behalf of its Affiliates (“Supplier”), effective 19 July 2010 (the “Agreement”), is made as of the date of the latter Party’s execution (the “Amendment Date”) by and between GENBAND and Supplier (the “Amendment”).

GENBAND and Supplier are hereinafter collectively referred to as the “Parties,” with each individually being referred to as a “Party”.

RECITALS

In consideration of the mutual promises and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:

1.0	Unless expressly set forth in this Amendment to the contrary, all terms defined in the Agreement will have the same meanings in this Amendment as those set forth in the Agreement.

2.0	The definition of “Documentation” is hereby updated and replaced as follows:

“Documentation” means all descriptions, planning guides, operations manuals, installation manuals, training material, and maintenance manuals generally provided by Supplier to its customers to facilitate the customers’ installation, use, and maintenance of the Products.

3.0	Exhibit B of the Agreement is hereby updated and replaced as attached to this Amendment.

4.0	Exhibit I of the Agreement is hereby updated and replaced as attached to this Amendment.

5.0	If any provision, part or subpart of this Amendment will, for any reason be found to be unenforceable, the remainder of this Amendment will remain binding and have full force and effect.

6.0	In the event of a conflict between this Amendment and the Agreement this Amendment shall control.

GENBAND and Supplier agree that this Amendment does not constitute a formal modification or amendment of any other provision of the Agreement than those expressly referenced in this Amendment and, notwithstanding anything to the contrary in this Amendment or the Agreement.

The Parties have, by their duly authorized representatives, executed this Amendment as of the date of the latter Party’s execution.

GENBAND US LLC		GENBAND IRELAND LTD.		PROCERA NETWORKS, INC.
By:	/s/ Matt Grimes	By:	/s/ Pat Dolan	By:	/s/ Charles Constanti
Print name:	Matt Grimes	Print name:	Pat Dolan	Print name:	Charles Constanti
Title:	Director, Procurement	Title:	Senior VP – Int’l	Title:	Chief Financial Officer
Date:	11/19/2010	Date:	11/19/2010	Date:	11/19/2010

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

EXHIBIT B
OPEN SOURCE SOFTWARE CONTENTS

As of the Effective Date of this Amendment, the attached file lists the Open Source Software included in the Software, including, where applicable, the license text, and all of the notices that must be provided in the product documentation as a condition of redistribution:

Source Code will be provided to GENBAND within three (3) business days of any GENBAND request for such Source Code to which GENBAND is entitled per the terms of this Agreement.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

EXHIBIT I

SOURCE CODE CONFIDENTIALITY REQUIREMENTS

Definitions   (Additional defined terms used in this Exhibit I may be found in the Agreement.)

“Agreement” means the Master OEM Purchase and Sale Agreement effective July 19, 2010, between the Parties.

“Component Source Code” means larger logical groupings of Supplier Source Code, including, but not limited to:

1)	PacketLogic DRDL [*] Environment
2)	PacketLogic DRDL [*] Database
3)	PacketLogic DRDL [*]
4)	PacketLogic [*]
5)	PacketLogic [*] Infrastructure
6)	PacketLogic [*]
7)	PacketLogic [*]
8)	PacketLogic [*]
9)	PacketLogic Database [*]
10)	PacketLogic [*]
11)	PacketLogic [*]
12)	PacketLogic [*]
13)	PacketLogic Subscriber Manager (PSM)
14)	PacketLogic [*]
15)	PacketLogic Unit [*] System ([*] System)
16)	PacketLogic [*] Infrastructure ([*] System)

“Derivative Product Confidential Information” means, with respect to Derivatives planned or developed by or on behalf of GENBAND, any Derivative’s source code (including data models and algorithms associated with or embodied in such source code), requirements specifications, engineering documents (including design documents, test plans, and test cases), and related information to which GENBAND grants Supplier access.

“Source Code Confidential Information” means (a) the Source Code and any and all related information provided by Supplier to GENBAND, including programming language Source Code files (including pseudo language elements such as signature Source Code), flow charts, design documentation, specifications, build tools, scripts, and any available relevant documentation, test cases and software test tools, data models, and algorithms associated with or embodied in such Source Code; and (b) any memorandum, analysis, summary, interpretation, study, report, or other document, record, or material that is or has been prepared for GENBAND and that contains, reflects, interprets, or is based directly or indirectly upon any information of the type referred to in clause “(a)” of this sentence.

1.
Source Code Confidential Information is a form of Confidential Information as defined in the Agreement, and the provisions of Section 15 (Confidentiality) in the Agreement shall apply to the Source Code Confidential Information in addition to the requirements of this Exhibit I.  GENBAND shall hold the Source Code Confidential Information in strict confidence at all times and shall not disclose any Source Code Confidential Information to any other person or entity, except as stipulated by End User escrow agreements as described in Section 14.d of the Agreement and by this Exhibit I.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

2.	GENBAND shall only use Source Code Confidential Information for the following purposes:

a)	Planning or creating Derivatives from the Source Code as described in Section 3.d.iv of the Agreement;

b)	Modifying Product interfaces to achieve interoperability between resulting Derivatives and the products of GENBAND and third parties as described in Section 3.d.vii of the Agreement;

c)	Supporting Supplier Products and the Derivatives described in Sections 2a and 2b of this Exhibit I; and

d)	Complying with escrow agreements with End Users as described in Section 14.d of the Agreement.

For the avoidance of doubt, the Parties acknowledge that the requirements of this Exhibit I in no way supersede the rights granted to GENBAND in Sections 3.d.iv, 3.d.vii, and 14.d of the Agreement, except where explicitly stated in this Exhibit I.

3.
Contractors acting on behalf of GENBAND and approved by the Parties will be granted the same rights under the Source Code Confidentiality Requirements as GENBAND employees, provided such contractors are subject to the same restrictions as GENBAND employees and GENBAND is legally responsible for such contractors’ acts or omissions under the Source Code Confidentiality Requirements.  Such contractors shall hereinafter be referred to as “Approved Contractors,” and the personnel of Approved Contractors and GENBAND employees shall collectively be referred to as “GENBAND Personnel.”

a)
The Parties agree and acknowledge that the only Approved Contractor as of the Effective Date is [*], located in the country of [*].  [*] will remain an Approved Contractor only for so long as [*] is under contract with GENBAND.

b)	Supplier shall reasonably consider and expressly approve in writing GENBAND requests for additional Approved Contractors, such approval not to be unreasonably withheld.

c)
Prior to providing an Approved Contractor with access to Source Code Confidential Information, GENBAND shall ensure that the contract between GENBAND and the Approved Contractor includes the following:

i)	Requires adherence by Approved Contractor with the requirements of this Exhibit I;

ii)	Imposes appropriate liabilities upon Approved Contractor in the event of a confidentiality breach by the Approved Contractor;

iii)
Requires that only specifically designated, GENBAND-approved personnel of Approved Contractor obtain access to Source Code Confidential Information only after such Approved Contractor personnel have signed the Acknowledgement of Confidentiality Requirements described in Section 4 in this Exhibit I.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

4.
Prior to being granted access to Source Code Confidential Information, GENBAND Personnel shall be required to sign the Acknowledgement of Confidentiality Requirements of Appendix I-1 of this Exhibit I, acknowledging their obligations to comply with the requirements of this Source Code Confidentiality Requirements in their handling and use of Source Code Confidential Information.  After their initial signature, in order to remind GENBAND Personnel of their ongoing obligations in their handling and use of Source Code Confidential Information, GENBAND Personnel shall again be required to sign the Acknowledgement of Confidentiality Requirements when they have had access to Source Code Confidential Information for eighteen (18) months.

5.
Architectural Review Meetings.   It is the Parties’ goal to support development by GENBAND of Derivatives so that Supplier’s Software and associated Source Code can be independently maintained by Supplier.  Furthermore, it is the Parties’ goal that GENBAND shall be able to incorporate future versions of Supplier’s Source Code into the Derivatives with a reasonably appropriate, non-cumbersome effort by the Parties.  In recognition that achievement of these goals will be facilitated through a collaborative and disciplined approach to development of a technically sound, product architecture for the Derivatives, GENBAND will use commercially reasonable efforts, in accordance with Section 3.d.iv.(1).b of the Agreement, to hold an architectural review meeting at the start of the development for each Derivative (“Architectural Review Meeting”).

a)	The purposes of the Architectural Review Meeting are to:

i)
Formally review the product architectural plan document for the Derivative, which will specify the Derivative’s architecture as it relates to Supplier’s Source Code (“Product Architectural Plan Document”).  The Parties shall seek to reach a consensus on the functionality of and architectural approach to be taken for [*] and [*] for [*], as well as for [*] between the [*] of GENBAND’s Derivative and Supplier’s [*], with the objective that future [*] should not be cumbersome for either Party to perform.

ii)
Decide on [*] for each of the Parties for the Derivative based on at least the following factors: [*] for completion of the development. In accordance with Section 3.d.iv.(1).b of the Agreement, GENBAND will have the right to make the final determination on where and how it will develop a Derivative.

b)
GENBAND will make a commercially reasonable effort to create a [*] that is acceptable to Supplier before proceeding with development of a Derivative, such [*] to be [*] in the [*] Document for the Derivative.  Changes to the [*] Document may subsequently be made by mutual agreement of the following representatives of each Party:  either the [*], a delegate of the [*] or, in the event that a Party does not have a [*], a representative from the Party’s [*] management.

c)
Should the Parties not be able to agree on a [*] or on subsequent changes to a previously agreed to [*], GENBAND reserves the right to proceed with the development of such Derivative and Supplier has the right to refuse support of any elements of the [*] specifically related to the areas of disagreement. The areas of disagreement and the support implications for such disagreement will be specifically identified in the [*] Document for the Derivative.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

d)
Each [*] Document will specify [*] to be modified by GENBAND Personnel in the [*] of a Derivative.  GENBAND’s [*] shall allow [*] to the [*] Document.  Additionally, once coding has commenced during Derivative development, GENBAND shall employ commercially reasonable, [*] means to at least monthly audit inclusion of [*] files in the [*] Document.  Should a [*] file has been modified that is not accounted for in the [*] Document, such discovery shall trigger one of the following courses of action for the unaccounted for [*] file:

i)	Removal of modifications from the subject [*] file; or

ii)
An email exchange between representatives of each Party, to confer on adding the subject [*] file to the list of such files that may already be targeted for modification in the [*] Document.  The Party’s representative may either be its [*], a delegate of the [*] or, in the event that a Party does not have a [*], a representative from the Party’s [*] management.  For the avoidance of doubt, GENBAND Personnel may proceed with Derivative development during this email exchange.  Agreement between the Parties on the appropriateness of the subject [*] file modification shall result in updating the [*] Document to include the subject [*] file among those intended to be modified; otherwise, the terms of Section 5c of this Exhibit I shall apply.

e)
As per Section 3.d.iv.(1).b of the Agreement, if the Parties agree on Supplier creating all or part of a Derivative on behalf of GENBAND, or if the Parties agree on Supplier implementing all or part of GENBAND’s Derivative as part of Supplier’s standard Product, or if the Parties agree on Supplier incorporating GENBAND-developed  source code into the Source Code of Supplier’s standard Product, then:

i)	The Parties shall agree on a Statement of Work, in accordance with Section 3.d.iv.(1).b of the Agreement, prior to the commencement of Supplier development activity;

ii)
To the extent that Supplier is given access to any of GENBAND’s Derivative Product Confidential Information, then the requirements of this Exhibit I with respect to GENBAND’s access to Supplier’s Source Code Confidential Information shall apply to Supplier’s access to GENBAND’s Derivative Product Confidential Information (unless such requirements are modified by GENBAND in its sole discretion); and

iii)
Unless otherwise specifically agreed in writing by the parties, GENBAND will own any Intellectual Property Rights associated with a Derivative developed by or on behalf of GENBAND, in accordance with Section 3.d.iv.(1).e of the Agreement.

f)
GENBAND will direct requests for an Architectural Review Meeting to Supplier’s [*] (“Designated Contact”) or subsequent Designated Contact appointed by Supplier, and Supplier shall ensure that the Designated Contact makes reasonably timely efforts to collaboratively schedule an Architectural Review Meeting in a reasonably near-term timeframe with GENBAND.  GENBAND Personnel will not contact other Supplier personnel in connection with a requested Architectural Review Meeting without the prior authorization of the Designated Contact.  Should the Designated Contact become unavailable to receive or unresponsive to such requests for a period of time exceeding ten (10) days, GENBAND shall be allowed to contact other Supplier personnel, and Supplier shall promptly inform GENBAND in writing of a new or alternative Designated Contact.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

6.	Levels of Source Code Protection

a)	GENBAND shall provide, as detailed below in this section, different levels of protection for two categories of Supplier Source Code: “Highly Protected Source Code” and “Restricted Access Source Code.”

i)	Highly Protected Source Code will consist of the following Component Source Code:

(a)	The PacketLogic DRDL [*];

(b)	The full PacketLogic [*] of developed by Supplier; and

(c)	The PacketLogic DRDL [*] Environment.

This list may be amended by mutual written agreement of Supplier and GENBAND, but it is agreed that the list will be limited to only that Component Source Code that embodies only the most unique and critical of Supplier’s Intellectual Property Rights associated with Supplier’s Product.

ii)
Restricted Access Source Code shall include all Source Code not specifically designated as Highly Protected Source Code in Section 6.a.i of this Exhibit I.  The Restricted Access Source Code is also subject to the following:

(a)
Supplier represents that it has a DRDL [*] Toolkit that allows extensions to the PacketLogic DRDL [*] Environment to be made independently of Supplier.  For the avoidance of doubt, the DRDL [*] Toolkit will not be part of the Highly Protected Source Code and will be classified and handled as Restricted Access Source Code.  Supplier shall provide to GENBAND all pertinent documentation that a Supplier end customer receives with the DRDL [*] Toolkit; moreover, Supplier shall provide to GENBAND, at GENBAND’s option, any training available to a Supplier end customer for the DRDL [*] Toolkit at the same cost basis that a Supplier end customer would receive such training;

(b)	For the avoidance of doubt, the Object Code for any Highly Protected Source Code shall be given the same level of protection as Restricted Access Source Code; and

(c)
For the avoidance of doubt, whereas the definition of Source Code in the Agreement includes such elements as “proprietary tools, build files, scripts, and test procedures in Supplier’s possession used to extend, test, maintain and support the Product in its source code form (including any updates with respect thereto) and to transform the Product in its Source Code form to executable Object Code,” all such elements shall be classified and protected as Restricted Access Source Code, except for the PacketLogic DRDL [*], which is classified as Highly Protected Source Code.  For the avoidance of doubt, proprietary tools, build files, scripts and test procedures used to extend, test, maintain and support both the PacketLogic DRDL [*] and all other Highly Protected Source Code will be classified and protected as Restricted Access Source Code.

iii)
In order to allow GENBAND to fully compile and build products derived from all Supplier Products, as well as compile and build Derivatives for solutions that integrate Derivatives with GENBAND products and/or third-party products, the Parties agree that Supplier shall:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

(a)	Release to GENBAND, in accordance with Section 3.d.iv.(1).a of the Agreement, all Restricted Access Source Code;

(b)	At the time Restricted Access Source Code is released to GENBAND, also supply Object Code corresponding to Highly Protected Source Code; and

(c)
As specified in Section 6.d.iii of this Exhibit I and in Section 3.d.iv.(1).a of the Agreement, release to GENBAND elements of Highly Protected Source Code when specific product development of a Derivative requires  modification of such Highly Protected Source Code.

For the avoidance of doubt, Source Code released to GENBAND in accordance with Sections 6.a.iii.(a) and 6.a.iii.(c) of this Exhibit I shall be accompanied by the release of any relevant, readily available engineering documentation.

b)
Clean Room.  GENBAND will establish a “clean room” environment (“Clean Room”) in order to secure access to Highly Protected Source Code and to secure the server(s) that store Supplier Source Code, Object Code for Highly Protected Source Code, and Derivative source code derived from Supplier Source Code.   The Clean Room shall meet the following requirements:

i)	Any Clean Room shall be a [*] that is dedicated for the purposes outlined in this Exhibit I;

ii)
The location of any Clean Room shall be mutually agreed by the Parties.  The first Clean Room shall be located in GENBAND’s office in [*].  For the avoidance of doubt, a Clean Room may reside in any facility worldwide that hosts GENBAND Personnel, and GENBAND may concurrently maintain and use more than one Clean Room;

iii)
Authentication, against a whitelist of GENBAND Personnel who have both signed the Acknowledgement of Confidentiality Requirements described in Section 4 of this Exhibit I and have been authorized for access to Highly Protected Source Code, shall gate physical access to any Clean Room.  Additionally, a limited number of housekeeping contractor personnel may be included in the whitelist (e.g., to allow periodic cleaning maintenance of any Clean Room); and

iv)
A [*] shall enable the [*] of data between the Clean Room and a Supplier facility hosting its Source Code repository.  Each party shall bear the cost associated with the portion of the [*] that is located on its facility(s).  The [*] shall comply with the following:

(1)
The [*] will only be available via an [*] that is [*] from the [*] employed by GENBAND Personnel at large.  A [*] shall be employed to restrict [*] via the [*] to that between the Clean Room and a Supplier facility hosting its Source Code repository, and only to such connectivity that employs [*] technology.

(2)	This [*] will be used for the purposes of:

(a)	Supplier transferring to GENBAND all Restricted Access Source Code, and Object Code corresponding to Highly Protected Source Code, as per Section 3.d.iv.(1).a of the Agreement;

(b)
Supplier transferring to GENBAND all Highly Protected Source Code, per Section 3.d.iv.(1).f.(a) of the Agreement and Section 6.d.iii of this Exhibit I, when development of a Derivative entails modification of such Highly Protected Source Code, where the Highly Protected Source Code is understood to include, in addition to the Component Source Code of Section 6.a.i of this Exhibit I and per Section 3.d.iv.(1).f.(a) of the Agreement, “any existing [*], Tools and documentation and other written material associated with signature creation in which Supplier has rights;”

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

(c)
Supplier keeping this local copy of Source Code and of Object Code corresponding to Highly Protected Source Code within the Clean Room (hereafter referred to as “Local Copy”) current with Updates and Upgrades, as described in the following subsections:

(i)
In accordance with Sections 3.d.iv.(1).a of the Agreement, “Supplier shall provide all Source Code Updates and Upgrades to GENBAND within fifteen (15) days of their completion by Supplier and integration into Updates or Upgrades to the Products and released by Supplier to its customers in Object Code format.”  For the avoidance of doubt, the Parties agree that this section applies to Restricted Access Source Code and to Object Code corresponding to Highly Protected Source Code. Also for the avoidance of doubt, should any Restricted Access Source Code or Object Code corresponding to Highly Protected Source Code not be released to customers in Object Code format, Supplier shall nonetheless provide to GENBAND such Source Code and Object Code at the same time that it provides other Restricted Access Source Code or Object Code corresponding to Highly Protected Source Code associated with the same Update or Upgrade.

(ii)
After Highly Protected Source Code has been transferred to GENBAND for the development of a Derivative, Supplier shall thereafter provide all Highly Protected Source Code Source Code Updates and Upgrades to GENBAND within fifteen (15) days of their completion by Supplier and integration into Updates or Upgrades to Products and released by Supplier to its customers in Object Code format.  For the avoidance of doubt, should any Highly Protected Source Code not be released to customers in Object Code format, Supplier shall nonetheless provide such Source Code to GENBAND at the same time that it provides other Highly Protected Source Code associated with the same Update or Upgrade.

(d)	Supplier transferring, in connection with Sections 6.b.iv.(2).a through 6.b.iv.(2).c of this Exhibit I, any relevant, readily available engineering documentation;

(e)	Facilitating, as needed, any joint work by the Parties on development, debugging, and other activities involving access to Supplier Source Code or source code for GENBAND’s Derivatives; and

(f)
GENBAND [*] viewing Highly Protected Source Code stored at Supplier’s facility, from which Supplier should ensure Highly Protected Source Code is accessible only in “read only” form.  For the avoidance of doubt, regardless of any Derivative development entailing modification to Highly Protected Source Code, Supplier shall make visible to GENBAND, within 30 days of the later of the execution of this amendment to this Exhibit I and the establishment of a Clean Room by GENBAND, all Highly Protected Source Code corresponding to Products released by Supplier to its customers in Object Code format.  Thereafter, Supplier shall make visible to GENBAND all Highly Protected Source Code Updates and Upgrades within fifteen (15) days of their completion by Supplier and integration into Updates or Upgrades to Products and released by Supplier to its customers in Object Code format.  For the avoidance of doubt, should any Highly Protected Source Code not be released to customers in Object Code format, Supplier shall nonetheless provide GENBAND with visibility to such Source Code at the same time that it provides visibility other Highly Protected Source Code associated with the same Update or Upgrade.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

v)	Within a Clean Room, two, [*], shall be employed:

(1)
One [*] will have [*] as per Section 6.b.iv of this Exhibit I and be used for the purposes outlined in Sections 6.b.iv.(2).(a) through 6b.iv.(2).(e) of this Exhibit I, as well as for [*] of Derivative source code comprised of modified Highly Protected Source Code.  Except for [*] shall be [*] the Clean Room.  Within the Clean Room, access to the [*] shall be restricted as described in Section 6.b.vii of this Exhibit I.

(2)
The other [*] will be used for [*] Restricted Access Source Code, source code for Derivatives that is based on modified Restricted Access Source Code, Object Code corresponding to Highly Protected Source Code and to Restricted Access Source Code, and object code corresponding to the source code for Derivatives.  This [*] will have [*] to GENBAND’s [*] the Clean Room, but to neither the [*] of Section 6.b.iv of this Exhibit I nor the [*] described in Section 6.b.v.(1) of this Exhibit I.  [*] to the subject [*] of this section shall be restricted as described in Section 6.b.x of this Exhibit I.  GENBAND Personnel shall access the subject [*] of this section in [*] (i.e., [*]) software for Derivatives, as well as for the purposes outlined in Sections 2a through 2c of this Exhibit I.  To update the [*] of the subject [*] of this section with the latest Restricted Access Source Code received from Supplier, the latest Object Code received from Supplier for Highly Protected Source Code, and object code for a Derivative corresponding to modified Highly Protected Source Code, authorized GENBAND Personnel must [*] from the [*] of Section 6.b.v.(1) of this Exhibit I onto a [*] of this section.

vi)
A Clean Room may include one or more workstations with [*] of Section 6.b.iv of this Exhibit I and to the [*] of Section 6.b.v.(1) of this Exhibit I.  Such workstations will be used for the purpose outlined in Section 6.b.iv.(2).(f) of this Exhibit I, as well as for software development for Derivatives entailing modification to Highly Protected Source Code.  For the avoidance of doubt, workstations within a Clean Room shall be [*] via GENBAND’s [*] the Clean Room, shall not have [*] to the [*] described in Section 6.b.v.(2) of this Exhibit I and shall not have [*] to the [*] of Section 6.b.iv.

vii)
Authentication, against a whitelist of GENBAND Personnel who have both signed the Acknowledgement of Confidentiality Requirements described in Section 4 of this Exhibit I and have been authorized for access to Highly Protected Source Code, shall [*] to the workstations of Section 6.b.vi of this Exhibit I, [*] of Section 6.b.iv of this Exhibit I, and [*] to the [*] of Section 6.b.v.(1).  Authorizations and access control lists for authenticated users shall be maintained on a per-user basis.  Supplier should protect access to its Source Code repository using the same whitelist.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

viii)
In order to allow workstation and [*] maintenance, support for the networking environment, and backup and restore of Derivative’s source code and object code (including Supplier Source Code and Object Code included in a Derivative), the whitelists of Sections 6.b.iii and 6.b.vii of this Exhibit I will include a limited number of [*], who must sign the Acknowledgement of Confidentiality Requirements described in Section 4 of this Exhibit I (and who are hereafter referred to as “[*]”).  Physical access to any [*] maintained outside a Clean Room shall be restricted to GENBAND Personnel identified in the whitelists of Sections 6.b.iii and 6.b.vii of this Exhibit I.

ix)
The Clean Room will have means for [*] to remotely and securely perform diagnostics on and configuration of the [*] of Section 6.b.iv.(1) of this Exhibit I.  This remote and secure [*] will be [*] between the [*] and GENBAND’s [*] outside the Clean Room.  Physical connectivity between the [*] shall only be maintained during diagnostic and configuration procedures; otherwise, physical [*] will be disallowed.

x)
Authentication, against a whitelist of GENBAND Personnel who have signed the Acknowledgement of Confidentiality Requirements described in Section 4 of this Exhibit I, shall gate [*] by GENBAND Personnel outside a Clean Room to the [*] of Section 6.b.v.(2) of this Exhibit I.  Authorizations and access control lists for authenticated users shall be maintained on a per-user basis.

xi)
Supplier shall have the right to inspect any Clean Room facility and associated records upon provision to GENBAND of seven (7) day notice, in order to determine whether GENBAND has complied with the requirements of this Exhibit I; however, the frequency of such audits for a given Clean Room shall not exceed two (2) per calendar year.  Any audit shall be conducted during normal business hours during one 24-hour day and shall, to the extent possible, be conducted in such as manner so as to minimally disrupt GENBAND’s regular business activities.  Should Supplier opt to use and select an independent auditor, the independent auditor shall execute a confidentiality agreement supplied by GENBAND, prior to being granted access to GENBAND’s Clean Room facility and associated records.  Upon notification of any non-compliance identified in the course of an audit, GENBAND shall promptly correct the non-compliance.

c)	Additional Requirements Relating to Restricted Access Source Code

i)	Access to Restricted Access Source Code, as described in Section 6.b.x of this Exhibit I, may be granted to a larger group of GENBAND Personnel than have access to Highly Protected Source Code.

ii)	Authorized GENBAND Personnel will be allowed to access Restricted Access Source Code from any facility around the world, so long as compliance is maintained with the requirements of this Exhibit I.

iii)
Restricted Access Source Code and source code for Derivatives derived from Restricted Access Source Code will be available to GENBAND Personnel outside a Clean Room, so as not to impede software development; however, storage of Restricted Access Source Code and of source code for Derivatives derived from Restricted Access Source Code shall be strictly limited to the [*](s) described in Section 6.b.v.(2) of this Exhibit I.  For the avoidance of doubt, Restricted Access Source Code and source code for Derivatives derived from Restricted Access Source Code shall under no circumstances be stored on workstations or laptops residing outside a Clean Room.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

(1)
For the avoidance of doubt, any printing of Restricted Access Source Code or source code for Derivatives derived from Restricted Access Source Code will be via printers in controlled access areas, in which one or more shredders will be provided to enable secure disposal of such hardcopy information.  Printed copies of Restricted Access Source Code or of source code for Derivatives derived from Restricted Access Source Code shall not be retained long term, but shall be promptly shredded after the purpose for their printing has been realized.

d)	Additional Requirements Relating to Highly Protected Source Code Access

i)	The purposes for GENBAND Personnel having access to Highly Protected Source Code include:

(1)	Planning for Derivatives that may be related to this Source Code;

(2)	Diagnosis and debugging of problems in a Derivative or in the normal course of supporting Supplier Products; and

(3)	Modifying this Source Code in the creation of a Derivative.

ii)
In accordance with Sections 6.b.iii and 6.b.vii of this Exhibit I, access to Highly Protected Source Code shall be restricted to selected GENBAND Personnel to be determined by GENBAND, consistent with the principal of limiting the number of GENBAND Personnel with access to Highly Protected Source Code.  GENBAND Personnel to be initially granted access to Highly Protected Source Code are identified in Appendix I-2 of this Exhibit I.  This list of GENBAND Personnel with access to Highly Protected Source Code can be updated by GENBAND for good reason and at its sole discretion, so long as the Designated Contact or the delegate of the Designated Contact is notified of the update in writing.  Such written notification shall not require an update to the Agreement or specifically to Appendix I-2 of this Exhibit I.  If Supplier has restricted GENBAND Personnel’s access to its Source Code repository in a manner consistent with the whitelist of Section 6.b.vii of this Exhibit I, Supplier shall update its access controls to reflect the update notification from GENBAND, and respond to the notification within ten (10) calendar days, acknowledging that all GENBAND Personnel in the updated list have been granted access to Supplier’s Source Code repository.

iii)
Regardless of any Architectural Review Meeting and any resulting architectural disagreement as described in Section 5c of this Exhibit I, should GENBAND determine that Highly Protected Source Code needs to be modified in connection with development of a Derivative, Supplier will release to GENBAND the necessary elements of the Highly Protected Source Code necessary for GENBAND to proceed with its Derivative development.

iv)	For the avoidance of doubt, only that portion of the source code of a Derivative comprised of modified Highly Protected Source Code shall be given the same protection as Highly Protected Source Code.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

v)	Authorized GENBAND Personnel shall only access, view, use, and modify Highly Protected Source Code in a Clean Room.

vi)	Highly Protected Source Code shall not be physically removed from a Clean Room in any form or on any medium for any purpose, except that:

1)	Highly Protected Source Code printed within the Clean Room may be shredded and thereafter carried out of a Clean Room for disposal; and

2)
Source code for a Derivative comprised of modified and unmodified Highly Protected Source Code may be backed up and securely stored outside the Clean Room, as described in Section 6.b.viii of this Exhibit I.

vii)	Highly Protected Source Code shall not be electronically transmitted from a Clean Room, except as follows:

1)	[*] of Section 6.b.iv of this Exhibit I; and

2)
In the event that GENBAND has need to transfer between Clean Rooms Derivative source code comprised of modified Highly Protected Source Code, GENBAND personnel authorized for access to Highly Protected Source Code may securely transfer the modified Source Code between the Clean Rooms.

viii)
If the Agreement is terminated, Supplier acknowledges that GENBAND will continue to have the right to access and use Source Code, for a period of time specified in Section 2.d.iii of the Agreement, in order to support Supplier Products and Derivatives that have been deployed by GENBAND.  Supplier personnel shall have the right to supervise GENBAND Personnel in the Clean Room in a reasonable way should this situation arise in connection with a need to access the Highly Protected Source Code; however, for the avoidance of doubt, this requirement does not supersede any rights that GENBAND has been granted under contract termination provisions in the Agreement.

7.
Supplier personnel may assist GENBAND Personnel in navigating and understanding Supplier Source Code. Such assistance may be available on a [*]; however, at Supplier discretion, Supplier may opt to [*] GENBAND for support in connection with Product support and troubleshooting, or for moderate levels of support in connection with the creation of Derivatives. It is expected that the [*] environment described in 6.b.iv of this Exhibit I will be used, as appropriate, to allow Supplier-provided consulting to be done remotely.

8.
GENBAND acknowledges and agrees that the Source Code Confidential Information is exclusively owned by Supplier and/or its licensors, and nothing in this Exhibit I shall be construed as granting any property rights, by license or otherwise, to any Source Code Confidential Information disclosed pursuant to this Exhibit I, or to any present or future Intellectual Property Rights based on such Source Code Confidential Information.  For the avoidance of doubt, Supplier does grant the GENBAND the right to use the Intellectual Property Rights embodied in the Source Code for the support of Products, for the creation, sale and support of Derivatives as specified in Section 3.d.iv of the Agreement, and to exercise its rights under Section 3.d.vii of the Agreement.

9.
GENBAND shall indemnify and hold harmless Supplier against and from, and shall compensate and reimburse Supplier for, any damage, loss, claim, liability, or expense arising or resulting directly or indirectly from any unauthorized use or disclosure of any Source Code Confidential Information by GENBAND or any authorized employee of the GENBAND or any other breach of this Exhibit I by GENBAND or any authorized employee of the GENBAND.  GENBAND acknowledges that money damages may not be a sufficient remedy for any breach of this Exhibit I by GENBAND and that Supplier may suffer irreparable harm as a result of any such breach.  Accordingly, Supplier will also be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach or threatened breach of this Exhibit I.  The indemnification and equitable remedies referred to above may not be deemed to be the exclusive remedies for a breach of this Exhibit I, but rather will be in addition to all other remedies available at law or in equity to Supplier.  Notwithstanding anything to the contrary in the Agreement or this Exhibit I, GENBAND agrees that there shall be no limitation on the damages that Supplier may recover from GENBAND for any breach of this Exhibit I or other unauthorized use or disclosure of Source Code Confidential Information.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

10.
With respect to Derivatives planned or developed by or on behalf of GENBAND, Supplier acknowledges that any Derivative Product Confidential Information is a form of Confidential Information as defined in the Agreement, and that the provisions of Section 15 (Confidentiality) in the Agreement shall apply to the Derivative Product Confidential Information.  Supplier shall hold the Derivative Confidential Information in strict confidence at all times and shall not disclose any Derivative Product Confidential Information to any other person or entity, except as explicitly allowed in a Statement of Work that is agreed in accordance with Section 3.d.iv.(1).b of the Agreement and Section 5.e.i of this Exhibit I.  Supplier shall indemnify and hold harmless GENBAND against and from, and shall compensate and reimburse GENBAND for, any damage, loss, claim, liability, or expense arising or resulting directly or indirectly from any unauthorized use or disclosure of any Derivative Product Confidential Information by Supplier or any authorized employee or contractor of the Supplier.  Supplier acknowledges that money damages may not be a sufficient remedy for any breach of this Exhibit I by Supplier and that GENBAND may suffer irreparable harm as a result of any such breach.  Accordingly, GENBAND will also be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach or threatened breach of this Exhibit I.  The indemnification and equitable remedies referred to above may not be deemed to be the exclusive remedies for a breach of this Exhibit I, but rather will be in addition to all other remedies available at law or in equity to GENBAND.  Notwithstanding anything to the contrary in the Agreement or this Exhibit I, Supplier agrees that there shall be no limitation on the damages that GENBAND may recover from Supplier for any breach of this Exhibit I or other unauthorized use or disclosure of the Derivative Product Confidential Information.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

Appendix I-1

Acknowledgement of Confidentiality Requirements

1.
I understand that all Source Code Confidential Information disclosed by Procera Network, Inc. (“Supplier”) to GENBAND, as well as the results of any tests or evaluations of the Source Code Confidential Information conducted by GENBAND, are the subject of the Source Code Confidentiality Requirements attached hereto.

2.	I understand that Source Code Confidential Information is third-party confidential information as described in either:

a)	The confidentiality agreement that I signed as a GENBAND employee; or

b)	The nondisclosure agreement with GENBAND that I signed as a contractor, whether self-employed or in the employ of a contractor acting on behalf of GENBAND.

3.
I represent that I have carefully reviewed the Source Code Confidentiality Requirements and I understand the restrictions imposed on my access to and use of the Source Code Confidential Information.  I understand my obligation to not disclose the Source Code Confidential Information to any person except employees of Supplier or GENBAND Personnel who are also authorized to receive such Source Code Confidential Information.

4.	I hereby agree to abide by the Source Code Confidentiality Requirements.

5.	I understand and agree that Supplier, as an intended third-party beneficiary, and GENBAND are entitled to enforce my obligations hereunder.

Name:	Date:

Name (printed):

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIVILEGED & CONFIDENTIAL – GENBAND & PROCERA

Appendix I-2

Initial GENBAND Personnel with Access to Highly Protected Source Code

The following GENBAND Personnel shall be granted access to Supplier Highly Protected Source Code:

1.	[*]

2.	[*]

3.	[*]

4.	[*]

5.	[*]

6.	[*]

7.	[*]

8.	[*]

9.	[*]

a.	[*]

b.	[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.